Exhibit 99.1

EMCORE Reports Fiscal 2024 Second Quarter Results

BUDD LAKE, NJ, May 8, 2024 – EMCORE Corporation (Nasdaq: EMKR), the world’s largest independent provider of inertial navigation solutions to the aerospace and defense industry, today announced results for the fiscal 2024 second quarter (2Q24) ended March 31, 2024. Management will host a conference call to discuss 2Q24 financial and business results on May 8, 2024 at 5:00 p.m. Eastern Time (ET).

“Lower-than-expected revenue in the March quarter was primarily due to product shipment delays and declining revenue from our Budd Lake site. The lower top-line negatively impacted 2Q24 profit margins,” said Tom Minichiello, Chief Financial Officer of EMCORE. “With regard to cash and liquidity, we announced last week the $2.92 million sale of our Chips business and Alhambra InP wafer fab assets, a restructuring of our debt resulting from Hale Capital’s acquisition of our credit facility, and formation of a Board of Director Restructuring Committee with authority to direct management to make cost reductions aimed at achieving at least break-even adjusted operating cash flow on a quarterly basis beginning with the September 2024 quarter.”

Three Months Ended
	Mar 31, 2024	Dec 31, 2023	+increase/ -decrease
	2Q24	1Q24
Revenue	$19.6M	$24.1M	-$4.5M
Gross margin	17%	25%	-8%
Operating expenses	$10.9M	$10.4M	+$0.5M
Net loss on continuing operations	($7.8M)	($4.4M)	-$3.4M
Net loss on continuing operations per share, basic and diluted	($0.09)	($0.05)	-$0.04
Non-GAAP gross margin (a)	15%	29%	-14%
Non-GAAP operating expenses (a)	$9.8M	$9.5M	+$0.3M
Non-GAAP net loss on continuing operations (a)	($7.0M)	($2.6M)	-$4.4M
Non-GAAP net loss on continuing operations per share, basic and diluted (a)	($0.08)	($0.03)	-$0.05
Adjusted EBITDA	($5.8M)	($1.7M)	-$4.1M
Ending cash and cash equivalents	$12.0M	$21.2M	-$9.2M
Line of credit and loan payable	$8.3M	$8.6M	-$0.3M
(a) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Business Outlook

The Company expects revenues for the fiscal third quarter (3Q24) ending June 30, 2024 to be in the range of $19 million to $21 million.

CEO Departure

The Company also announced that its CEO, Jeff Rittichier, has decided to leave the Company effective immediately. Mr. Rittichier will also resign from the Board. Mr. Rittichier will continue to consult with the Board and assist with the transition to a new CEO. The Board has begun a search for a new CEO. The Board will take the necessary time to complete this search. The Company will establish an Office of the CEO in the near term before the search for a permanent CEO is completed

Chairman of the Board, Cletus Glasener, added “Although the Board is not satisfied with our results in the second fiscal quarter, we are committed to taking the necessary actions to best position the Company for success moving forward. We have much left to do, but we believe the recent actions we’ve taken demonstrate our determination to execute on the Company’s pure play Aerospace & Defense strategy.”

Conference Call

The Company will host a conference call to discuss its financial results on Wednesday, May 8, 2024 at 2:00 p.m. PT (5:00 p.m. ET). The call will be available, live, to interested parties. In the U.S. and Canada, call toll-free by dialing 800-715-9871. For international callers, please dial +1 646-307-1963. The conference passcode number is 4386861. The call will be webcast live via the Company’s investor website at https://investor.emcore.com. Please go to the site beforehand to register and download any necessary software. The webcast will be available on the Company’s website for replay beginning Wednesday, May 8, 2024, following the conclusion of the call.

About EMCORE

EMCORE Corporation is a leading provider of inertial navigation products for the aerospace and defense markets. We leverage industry-leading Photonic Integrated Chip (PIC), Quartz MEMS, and Lithium Niobate chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its facilities in Alhambra, CA, Budd Lake, NJ, Concord, CA, and Tinley Park, IL. Our manufacturing facilities all maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facilities in Alhambra, Budd Lake, and Concord. For further information about EMCORE, please visit https://www.emcore.com.

Use of Non-GAAP Financial Measures

The Company conforms to U.S. Generally Accepted Accounting Principles (“GAAP”) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures, including for gross profit, gross margin, operating expenses, and net loss, as well as adjusted EBITDA. The Company has, regardless of result, applied consistent rationale and methods when presenting supplemental non-GAAP measures.

Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitate comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.

The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: (a) they are unusual and the Company does not expect them to recur in the ordinary course of its business, (b) they do not involve the expenditure of cash, (c) they are unrelated to the ongoing operation of the business in the ordinary course, or (d) their magnitude and timing is largely outside of the Company’s control. All of these items meet one or more of the characteristics listed above. The criteria that must be met for litigation-related expense to qualify as a non-GAAP measure is that it must be directly connected to active litigation that the Company infrequently encounters and is unrelated to the ongoing operations of the business in the ordinary course. All legal expenses related to the ordinary course of business are included in the non-GAAP results consistently for all reporting periods. The Company has, for all reporting periods disclosed in this press release, applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure, reflecting the Company’s core ongoing operating performance and facilitating comparisons across reporting periods that the Company uses when evaluating its financial results, planning and forecasting future periods, and that are useful to investors in assessing our performance.

Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, business outlook including expected revenue for 3Q24, our strategy and focus, goals of our restructuring committee, and statements about our future results of operations and financial position, plans, strategies, business prospects, changes, and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, future growth, enhancements or technologies, sales levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) risks related to our ability to obtain capital; (b) risks related to the sale of our Chips business and Alhambra InP wafer fab assets, including without limitation the failure to achieve or fully realize the anticipated benefits of the transaction, third party costs incurred by the Company related to the transaction, and risks associated with any liabilities, assets or businesses retained by the Company in transaction; (c) any disruptions to the Company’s compliance with the terms of the Forbearance Agreement with Hale Capital, potential consequences of failure to comply and third party costs incurred by the Company related to the Forbearance Agreement; (e) risks related to costs and expenses incurred in connection with restructuring activities and anticipated operational costs savings arising from the restructuring actions; (f) risks related to the loss of personnel; (g) risks related to the recent sale of our Broadband and defense optoelectronics businesses, including without limitation (i) the failure to fully realize the anticipated benefits of such transaction, (ii) third party costs incurred by the Company related to any such transaction, (iii) risks associated with liabilities related to the transaction that were retained by the Company, and (iv) risks and uncertainties related to the transfer to the buyer of our manufacturing support and engineering center in China; (h) rapidly evolving markets for the Company’s products and uncertainty regarding the development of these markets; (i) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (j) delays and other difficulties in commercializing new products; (k) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (l) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (m) actions by competitors; (n) risks and uncertainties related to the outcome of legal proceedings; (o) risks and uncertainties related to applicable laws and regulations; (p) acquisition-related risks, including that (i) the revenues and net operating results obtained from our recent acquisitions may not meet our expectations, (ii) the costs and cash expenditures for integration of our recent acquisitions may be higher than expected, may take longer than expected to implement and may result in fewer efficiencies and improvements to the operation of our business and our financial results than currently expected, (iii) we may not recognize the anticipated synergies from our recent acquisitions, (iv) there could be losses and liabilities arising from these acquisitions that we will not be able to recover from any source, and (v) we may not realize sufficient scale from these acquisitions and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives; (q) risks related to the conversion of order backlog into product revenue and the timing thereof; and (r) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(unaudited)

	March 31,	September 30,
(in thousands)	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$11,495	$26,211
Restricted cash	495	495
Accounts receivable, net of credit loss of $299 and $356, respectively	13,901	15,575
Contract assets	8,097	8,402
Inventory	32,124	28,905
Prepaid expenses	3,721	4,612
Other current assets	397	922
Assets held for sale	3,552	7,264
Total current assets	73,782	92,386
Property, plant, and equipment, net	13,717	15,517
Operating lease right-of-use assets	20,051	21,564
Other intangible assets, net	11,258	12,245
Other non-current assets	2,189	2,201
Total assets	$120,997	$143,913
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,591	$9,683
Accrued expenses and other current liabilities	7,637	8,471
Contract liabilities	2,278	1,630
Financing payable	—	460
Loan payable - current	852	852
Operating lease liabilities - current	3,148	3,033
Liabilities held for sale	37	4,662
Total current liabilities	22,543	28,791
Line of credit	4,582	6,418
Loan payable - non-current	2,904	3,330
Operating lease liabilities - non-current	19,309	20,882
Asset retirement obligations	4,316	4,194
Other long-term liabilities	8	8
Total liabilities	53,662	63,623
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value, 100,000 shares authorized; 88,945 shares issued and 82,039 shares outstanding as of March 31, 2024; 84,014 shares issued and 77,108 shares outstanding as of September 30, 2023	826,338	825,119
Treasury stock at cost; 6,906 shares as of March 31, 2024 and September 30, 2023	(47,721)	(47,721)
Accumulated other comprehensive income	350	350
Accumulated deficit	(711,632)	(697,458)
Total shareholders’ equity	67,335	80,290
Total liabilities and shareholders’ equity	$120,997	$143,913

EMCORE CORPORATION
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
(in thousands, except for per share data)	2024	2023	2024	2023
Revenue	$19,634	$24,250	$43,757	$44,229
Cost of revenue	16,387	19,389	34,422	34,989
Gross profit	3,247	4,861	9,335	9,240
Operating expense:
Selling, general, and administrative	6,037	9,089	12,646	18,378
Research and development	3,726	4,882	7,335	9,097
Severance	1,019	—	1,230	16
Impairment	88	—	88	—
Loss (gain) on sale of assets	—	24	(31)	(1,147)
Total operating expense	10,870	13,995	21,268	26,344
Operating loss	(7,623)	(9,134)	(11,933)	(17,104)
Other expense:
Interest expense, net	(67)	(196)	(76)	(411)
Foreign exchange loss	—	(1)	—	(1)
Other income (expense)	1	19	(15)	126
Total other expense	(66)	(178)	(91)	(286)
Loss from continuing operations before income tax expense	(7,689)	(9,312)	(12,024)	(17,390)
Income tax expense from continuing operations	(86)	(54)	(114)	(148)
Net loss from continuing operations	$(7,775)	$(9,366)	$(12,138)	$(17,538)
Loss from discontinued operations	$(720)	$(2,861)	$(2,036)	$(6,382)
Net loss	$(8,495)	$(12,227)	$(14,174)	$(23,920)
Per share data:
Net loss on continuing operations per share, basic and diluted	$(0.09)	$(0.21)	$(0.14)	$(0.42)
Net loss on discontinued operations per share, basic and diluted	$(0.01)	$(0.06)	$(0.02)	$(0.15)
Net loss per share, basic and diluted	$(0.10)	$(0.27)	$(0.16)	$(0.58)
Weighted-average number of shares outstanding, basic and diluted	89,239	45,240	89,113	41,356

EMCORE CORPORATION
Reconciliations of GAAP to Non-GAAP Financial Measures
(unaudited)

	Three Months Ended
	Mar 31, 2024	Dec 31, 2023
(in thousands, except for percentages)	2Q24	1Q24
Gross profit	$3,247	$6,088
Gross margin	17%	25%
Stock-based compensation expense	(341)	329
Asset retirement obligation accretion	61	61
Intangible asset amortization	494	494
Variable compensation accrual adjustment	(599)	—
Non-GAAP gross profit	$2,862	$6,972
Non-GAAP gross margin	15%	29%

	Three Months Ended
	Mar 31, 2024	Dec 31, 2023
(in thousands)	2Q24	1Q24
Operating expense	$10,870	$10,398
Stock-based compensation expense	(754)	(519)
Impairment expense	(88)	—
Severance expense	(1,019)	(211)
Variable compensation accrual adjustment	874	—
Gain on sale of assets	—	31
Transition/M&A-related expense	(98)	(158)
Litigation-related expense	—	2
Non-GAAP operating expense	$9,785	$9,543

	Three Months Ended
	Mar 31, 2024	Dec 31, 2023
(in thousands, except for per share data and percentages)	2Q24	1Q24
Net loss from continuing operations	$(7,775)	$(4,363)
Net loss from continuing operations per share, basic and diluted	$(0.09)	$(0.05)
Stock-based compensation expense	413	848
Asset retirement obligation accretion	61	61
Intangible asset amortization	494	494
Impairment expense	88	—
Severance expense	1,019	211
Variable compensation accrual adjustment	(1,473)	—
Gain on sale of assets	—	(31)
Transition/M&A-related expense	98	158
Litigation-related expense	—	(2)
Other (income) expense	(1)	16
Income tax expense	86	28
Non-GAAP net loss from continuing operations	$(6,990)	$(2,580)
Non-GAAP net loss from continuing operations per share, basic and diluted	$(0.08)	$(0.03)
Interest expense, net	67	9
Depreciation expense	1,154	903
Adjusted EBITDA	$(5,769)	$(1,668)
Adjusted EBITDA %	(29%)	(7%)

Contact:
EMCORE Corporation
Tom Minichiello
investor@emcore.com